SUBSCRIPTION AGREEMENT


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                              Alfacell Corporation
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        Up to 2,500,000 Units, each Unit consisting of two (2) Shares of
           Common Stock and one (1) three-year Warrant to purchase one share of Common Stock
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To:  Alfacell Corporation

This Subscription Agreement (this "Agreement") is made between Alfacell Corporation, a Delaware Corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for units (the "Units"), each such Unit consisting of two (2) shares of the Company's common stock, par value $.001 per share (the "Common Stock") and one (1) warrant to purchase one (1) share of Common Stock (the "Warrant"). The shares of Common Stock (the "Shares") and Warrants which comprise the Units will be detached and are separately transferable and for purposes of this Subscription Agreement all references to Units shall mean such Shares and Warrants. The form of the Warrant is attached hereto as Exhibit A. Each Warrant shall be exercisable at a price of $2.50 per share of Common Stock during the period commencing three (3) months after issuance thereof and terminating three (3) years after issuance thereof. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Company's Confidential Private Placement Memorandum dated December 15, 1997 (as it may be supplemented or updated from time to time, the "Memorandum"), relating to the offering (the "Offering") of up to 4,000,000 Shares of Common Stock. It is agreed that the terms of the Offering are hereby amended to reflect the offering by the Company of up to 2,500,000 of the Units described herein. Except as specifically provided otherwise herein all of the terms of the Offering contained in the Memorandum shall remain in effect.

In consideration of the Company's agreement to sell Units to the undersigned upon the terms and conditions summarized in the Memorandum, the undersigned agrees and represents as follows:

A.   SUBSCRIPTION

(1) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of Units indicated on the signature page hereto (the "Signature Page") at the purchase price set forth on the Signature Page. The undersigned hereby agrees to wire the aggregate purchase price of the Units subscribed for by the undersigned as set forth in the Signature Page (the "Payment") to the following non-interest bearing escrow account:


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


(2) The Payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest or deduction, if the undersigned's subscription is rejected in whole or in part or if the Offering is terminated without a closing. Upon receipt by the Company of the requisite payment for all Units to be purchased by the subscribers whose subscriptions are accepted (each, a "Purchaser" and, collectively, the "Purchasers") at each closing of the Offering (a "Closing"), the Shares and Warrants so purchased will be issued in the name of each Purchaser, and the name of such Purchaser will be registered on the books of the Company as the record owner of such Shares and Warrants. The Company will issue to each Purchaser the stock certificates representing the Shares purchased and the Warrant Agreement representing the Warrants purchased. The Shares and Warrants may not be transferred prior to the Closing.

(3) The undersigned hereby acknowledges receipt of a copy of the Memorandum, and hereby agrees to be bound thereby, as amended hereby, upon the (i) execution and delivery to the Company, in care of Harris Webb & Garrison, Inc. (the "Placement Agent"), of the Signature Page, and (ii) acceptance at a Closing by the Company of the undersigned's subscription (the "Subscription").

(4) The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's Subscription to any amount of Units that in the aggregate does not exceed the amount of Units hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Subscription Agreement, including in each case the Signature Page, to effect any of the foregoing provisions of this Paragraph (4).


      Alfacell Escrow Account(1)
      9100725
      Southwest Bank of Texas as Escrow Agent


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     (1)Wire instructions to be provided  by Placement Agent prior to submission of Subscription Agreement by Purchasers and Closing.


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


B.   REPRESENTATIONS AND WARRANTIES

The undersigned hereby represents and warrants to, and agrees with, the Company and the Placement Agent as follows:

(1) The undersigned has been furnished with and has carefully read the Memorandum (including the Attachments thereto) and this Subscription Agreement and is familiar with and understands the Memorandum and the terms of the Offering, has based his or her decision to invest on the information contained in the Memorandum and this Subscription Agreement and has not been furnished with any other offering literature or prospectus which is inconsistent or contradictory in any material way with the Memorandum (including Annexes thereto). The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Units for the undersigned's particular tax and financial situation and has determined that the Units being subscribed for by the undersigned are a suitable investment for the undersigned.

(2) The undersigned acknowledges that (i) the undersigned has had the right to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the undersigned requested have been made available for inspection by the undersigned, the undersigned's attorney, accountant or adviser(s).

(3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

(4) The undersigned is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

(5) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(6) The undersigned or the undersigned's purchaser representative, as the case may be, has had such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto.


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


(7) The undersigned will not sell or otherwise transfer the Units without registration under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws or an exemption therefrom. None of the Units have been registered under the Securities Act or under the states' securities laws. The undersigned represents that the undersigned is purchasing the Units for the undersigned's own account, for investment and not with a view toward resale or distribution except in compliance with the Securities Act. The undersigned has not offered or sold the Units being acquired nor does the undersigned have any present intention of selling, distributing or otherwise disposing of such Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act.

(8) The undersigned recognizes that investment in the Units involves substantial risks, including loss of the entire amount of his or her investment. Further, the undersigned has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum, and has taken full cognizance of and understands all of the risks related to the purchase of the Units.

(9) The undersigned acknowledges that the certificates representing the shares of Common Stock purchased and the Warrants purchased shall each be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT WITH RESPECT TO THE SECURITIES OR AN EXEMPTION THEREFROM. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

(10) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Units, (b) to delegate authority pursuant to power of attorney and (c) to purchase and hold such Units, (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Units, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.


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


(11) The undersigned acknowledges that if he or she is purchasing the Units subscribed for hereby in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom he or she is so purchasing.

(12) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Units poses additional risks including the inability to use losses generated by an investment in the Units to offset taxable income.

(13) The undersigned acknowledges that if he or she is purchasing the Units subscribed for hereby in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom he or she is so purchasing.

(14) The undersigned represents and warrants that the information set forth herein concerning the undersigned is complete, true and correct.

(15) The undersigned agrees to indemnify and hold the Company and its directors, officers, employees, affiliates, controlling persons and agents (including the Placement Agent and any control persons of the Placement Agent) and their respective heirs, representatives, successors and assigns harmless against all liabilities, costs and expenses incurred by them as a result of, (a) any misrepresentation made by the undersigned contained in this Agreement (including the Investor Questionnaire contained herein), (b) any sale or distribution by the undersigned in violation of the Securities Act or any applicable state securities or "blue sky" laws or (c) any untrue statement of a material fact made by the undersigned and contained herein.

C.   UNDERSTANDINGS

The undersigned understands, acknowledges and agrees with the Company and the Placement Agent as follows:

(1) This Subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in the sole and absolute discretion of either of them, at any time before the Closing on the Units covered by such subscription, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription. The Company may terminate this Offering at any time in its sole discretion. The execution of this Agreement or solicitation of the investment contemplated hereby, shall create no obligation of the Company to accept any subscription or complete the Offering.

(2) The undersigned hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledges herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.


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


(3) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Memorandum or as to the fairness of the terms of this Offering for investment nor any recommendation or endorsement of the Units.

(4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein.

(5) There can be no assurance that the undersigned will be able to sell or dispose of the Units. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(6) The Placement Agent will receive compensation in connection with the Offering but is not guaranteeing or assuming responsibility of the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and will not supervise or participate in the operation or management of the Company.

(7) The undersigned understands that. With the exception of the registration rights set forth in Section D of this Subscription Agreement, (i) the Company has no obligation to register the Units for resale under any federal or state securities laws or to take any action which would make available any exemption from the registration requirements of such laws, and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing the Units or any portion thereof for an indefinite period of time or at any particular time and may therefore have to bear the economic risk of investment in the Share of an indefinite period of time.

(8) The undersigned agrees that if and to the extent required by an underwriter of the Company's Securities in a public offering the undersigned will execute a "lock-up" agreement regarding some or all of his or her Units thereby agreeing not to sell such Units for a period of time (not to exceed 180 days) after completion of the public offering whether or not such Units are included in the public offering.

(9) The undersigned understands that the Units are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth in this Subscription Agreement in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire Units.

(10) The undersigned acknowledges that the information contained in the Memorandum, including without limitations the existence and terms of the Offering, is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used for the undersigned's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this confidentiality obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily


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


accessible by publication  (except as a result of a breach of this provision) or
(iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company). The undersigned acknowledges that the foregoing restrictions on the undersigned's use and disclosure of the confidential, non-public information contained in the Memorandum restricts the undersigned from trading in the Company's securities to the extent information would be deemed to be material by a reasonable investor in determining whether to invest in the Company's securities.

(11) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of sale of the Units as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Units.

(12) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable to such extent.

D.   REGISTRATION RIGHTS

(1) The Company  covenants  and agrees that on or before the earlier to occur of
(i) March 31, 1998 or (ii) the 45th day following the final closing of the Offering by the Company, the Company will cause to be filed under of the Securities Act a registration statement ( the "Registration Statement"), registering the resale of (A) the Shares and (B) the shares of Common Stock or other securities issuable under the Warrants (the "Warrant Shares"), included in the Units purchased in the Offering by the undersigned and naming the undersigned in the Registration Statement as a selling shareholder.

     (a) Except to the extent any delay is due to the failure of the undersigned to reasonably cooperate in providing to the Company such information as shall be reasonably requested by the Company in writing for use in the Registration Statement, if the Registration Statement is not filed with the Securities and Exchange Commission within the target dates set forth in the first sentence of section D(1) (the "Outside Filing Date"), the Company shall declare and pay for no additional consideration to the undersigned additional shares of Common Stock equal to 1% of the sum of the Shares plus the Warrant Shares (the "Delay Shares") then held by the undersigned for each week after the Outside Filing Date that the Registration Statement remains unfiled.

     (b) All Delay Shares issuable pursuant to paragraph (a) above when issued, shall be duly authorized, fully paid and nonassessable and shall be included in the Registration Statement contemplated hereby. Such Delay Shares shall be registered in the name of the undersigned or the name or names of the nominee(s) of the undersigned in such denominations as the undersigned shall request pursuant to instructions delivered to the Company.

(2) The Company shall use its commercially reasonable best efforts to have the Registration Statement declared effective as soon as reasonably practicable after such filing, and to keep such


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


Registration Statement continuously effective until the earlier of (i) the date of all the Shares and Warrant Shares purchased by Purchasers in the Offering and included in the Registration Statement have been sold publicly by the Purchasers and (ii) the second anniversary of the final Closing of the Offering; provided, however, that the Company may voluntarily suspend the effectiveness of such Registration Statement for a limited time, which is no event shall be longer than 120 days, if the Company has been advised by its counsel or underwriters to the Company that the offering of the shares of Common Stock pursuant to the Registration Statement would adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, a reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company, in which case the Company shall be required to keep such Registration Statement effective for an additional period of time beyond two years following the final Closing of the Offering equal to the number of days the effectiveness thereof is suspended pursuant to this provision.

(3) Upon the occurrence of any event that would cause the Registration Statement to contain a material misstatement or omission or not to be effective and usable during the period that such Registration Statement is required to be effective and usable, the Company shall promptly file an amendment or supplement to the Registration Statement and use its commercially reasonable best efforts to cause such amendment to be declared effective as soon as practicable thereafter.

(4) The Company will bear all costs and expenses related to the Registration Statement other than the expenses incurred by the Purchasers for underwriters' commissions and discounts, if any, or legal fees incurred by the Purchasers.

(5) The Company shall furnish each Purchaser with such number of copies of the prospectus forming a part of the Registration Statement as such person may reasonably request in order to facilitate a public sale or disposition of the Shares covered by the Registration Statement.

(6) The Company shall use commercially reasonable efforts to register or qualify the Shares and Warrant Shares owned by the undersigned which are included in the Registration Statement under the securities or blue sky laws of the undersigned's state of residence and the state of New York.

(7) The Company shall notify each Purchaser and its counsel of any stop order threatened or issued by the Securities and Exchange Commission or any state securities regulatory authority, or a trading halt threatened or issued by NASDAQ or other exchange or over-the-counter market in which the Common Stock is publicly traded, and take all actions required to prevent the entry of such stop order or the imposition of such trading halt or to remove such stop order or trading halt if entered or imposed.

(8) In connection with the registration hereunder and as a condition to the Company's obligation hereunder, the undersigned will furnish to the Company in writing such information with respect to the undersigned and the proposed distribution of the Shares and Warrant Shares by the undersigned as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

(9) (a) In connection with the registration of the Shares and Warrant Shares under the Securities Act, the Company will indemnify and hold harmless each seller of such Shares and

Warrant Shares thereunder and each other person, if any, who controls such seller, against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Shares and Warrant Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and shall reimburse each such seller and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission in any document made in reliance upon and in conformity with information furnished by such seller or such controlling person in writing specifically for use in the preparation of such documents.

     (b) In connection with the registration of the Shares and Warrant Shares under the Securities Act, each seller of such shares thereunder severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company, each director of the Company and each person who controls the Company against all losses, claims, damages or liabilities to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities or actions or omissions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Shares or Warrant Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and shall reimburse the Company and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller shall be liable hereunder in any such case if and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission in any document was made in reliance upon and conformity with information furnished to the Company by or on behalf of such seller in writing for use in the preparation of such documents; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of Shares and Warrant Shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds allocable to such seller from the sale of Shares and Warrant Shares covered by such registration statement. The registration rights with respect to the Warrant Shares shall transfer to any transferee should the Warrant be transferred. The Company shall use its best efforts to allow Rule 144 under the Securities Act to be used.

E.   MISCELLANEOUS

(1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

(2) Except as set forth in Section A(4) herein, neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.

(3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, to Alfacell Corporation, 225 Belleville Avenue, Bloomfield, New Jersey 07003,
Attention: Gail E. Fraser, Telecopy: (973) 748-1355, with a copy to the Placement Agent addressed to Harris Webb & Garrison, Inc., 5599 San Felipe, Suite 301, Houston, Texas 77056, Attention: Jerald S. Cobbs, Telecopy (713) 993-4696, or (ii) if to the undersigned, to the address for correspondence set forth in the Signature Page, or at such other address as may have been specified by written notice given in accordance with this Paragraph (3).

(4) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(5) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New Jersey, as such laws are applied by the New Jersey courts to agreements entered into and to be performed in New Jersey by and between residents of New Jersey, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(6) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. This Subscription Agreement shall supersede any prior agreement relating to the subject matter hereof, between the parties hereto, including without limitation any prior subscription agreements.

(7) Each party hereto has had the opportunity to review this Agreement with its separate legal counsel.

F.   SIGNATURE

The signature of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page".

ALFACELL CORPORATION
SIGNATURE PAGE

The undersigned hereby subscribes for the number of Units as set forth below.

1. Dated:  ____________________, 19___

2. Number of Units subscribed for :  ____________________

3.  Aggregate  purchase price for number of Units  subscribed  for, at $4.00 per
Unit:

   $____________________


   -----------------------------------     -------------------------------------
   Signature of Subscriber                      Taxpayer Identification or
   (and title, if applicable)                     Social Security Number


   -----------------------------------     -------------------------------------
   Signature of Joint Purchaser                 Taxpayer Identification or
   (if any)                                       Social Security Number


   -----------------------------------     -------------------------------------
   Name and Residence Address                          Mailing Address
   (Post Office Address Not Acceptable)    (if different from Residence Address)


   -----------------------------------     -------------------------------------
   Name (please print as name will                   Name (please print)
   appear on certificate)


   -----------------------------------     -------------------------------------
   Number and Street                                  Number and Street


   -----------------------------------     -------------------------------------
   City, State, Zip Code                           City, State, Zip Code

ALFACELL CORPORATION
SIGNATURE PAGE



Subscription for______________________Units at $4.00 per Unit for an aggregate purchase price of $_______________________is hereby accepted.





By:_______________________________________Dated:  ______________________________
         Kuslima Shogen
         Chief Executive Officer

ACCREDITED INVESTOR STATUS

INVESTORS MUST CHECK APPLICABLE CHOICE OR CHOICES.

The  undersigned  is an  "accredited  investor"  as that term is defined in Rule
501(a) of Regulation D promulgated pursuant to the Act ("Regulation D"), by virtue of the fact that:

1. Accredited investors must initial at least one of the following two statements:

____ A. The undersigned had individual income of more than $200,000 (or $300,000 including income attributable to spouse) in each of the most recent two years and reasonably expects to have an individual income in excess of $200,000 (or $300,000 including income attributable to spouse) for the current year.

____ B. The undersigned has an individual net worth, or a combined net worth with the undersigned's spouse, in excess of $1,000,000. For purposes of this Subscription Agreement, "individual net worth" means the excess of total assets as fair market value, including homes and personal property, over total liabilities.

2. Accredited partnerships, corporations, trusts or other equity investors must initial one or more of the following statements:

____ A. All of the individual equity owners of the undersigned qualify as accredited investors under statements (1A) or (1B) above.

____ B. The undersigned is a bank, savings and loan, or insurance company as defined in the Act, or is a corporation, partnership, or business trust with total assets in excess of $5,000,000.

____ C. The undersigned otherwise meets the definition of an accredited investor set forth in Rule 501(a) of Regulation D, as follows (explain briefly and contact the Company prior to submission to verify accredited investor status):


                                                  ------------------------------
                                                  Signature of Subscriber


                                                  ------------------------------
                                                  Signature of Joint Purchasers


                                                  ------------------------------
                                                  Print Name of Subscriber


                                                  ------------------------------
                                                  Print Name of Joint Purchasers

WARRANT TO PURCHASE _____________ SHARES OF COMMON STOCK VOID AFTER 5:00 p.m. NEW JERSEY TIME, ON __________________. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


NO. _________                                              _______________SHARES


                              ALFACELL CORPORATION

     This certifies that, for value received,_________________, the registered holder hereof or assigns (the "Warrant holder") is entitled to purchase from Alfacell Corporation, a Delaware corporation (the "Company"), at any time on and after _____________________, and before 5:00 p.m., New Jersey time, on ___________________ (the "Termination Date"), at the purchase price of $2.50 per share (the "Exercise Price"), the number of shares of Common Stock, par value $.001 per share, of the Company set forth above (the "Warrant Stock"). The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below.

SECTION I. TRANSFER OR EXCHANGE OF WARRANT.

     The Company shall be entitled to treat the Warrant holder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company, maintained at its principal office upon delivery of this Warrant Certificate duly endorsed by the Warrant holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.

SECTION II. TERM OF WARRANT; EXERCISE OF WARRANTS.

     A. Termination. The Company may, in its sole discretion, extend the Termination Date with respect to the exercise of this Warrant upon notice to the Warrant holder. As used herein, "Termination Date" shall be deemed to include any such extensions.

     B. Exercise. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check.

     C. Warrant Certificate. Subject to Section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrant holder a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid; provided, however, that if, at the date of surrender of this Warrant Certificate and payment of the Exercise Price, the transfer books for the Warrant Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the shares of Warrant Stock in respect of which this Warrant is then exercised shall be deemed issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such shares of Warrant Stock; provided further, however, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrant holder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.

SECTION III. PAYMENT OF TAXES.

     The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrant holder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrant holder in respect of which this Warrant or shares of Warrant Stock are issued.

SECTION IV. MUTILATED OR MISSING WARRANT CERTIFICATES.

     In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrant holder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also satisfactory to the Company.

SECTION V. RESERVATION OF SHARES OF WARRANT STOCK.

     There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.

SECTION VI. FRACTIONAL SHARES.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrant holder an amount in cash equal to such fraction multiplied by the current market price of such fractional share. "Market Price", as of any date means, (i) the last reported sale price for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation National Market System, ("NASDAQ-NMS"), (ii) the closing bid price for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") if the shares are not traded on NASDAQ-NMS, (iii) the average of the closing bid and closing asked prices of the Common Stock as reported by the National Quotations Bureau if the shares are not traded on NASDAQ; (iv) the last reported sale price, if the shares of Common Stock are listed on a national securities exchange or (v) if market value cannot be calculated as of such date on any of the foregoing basis, the fair market price determined by the Board of Directors of the Company, acting with reasonable business judgment.

SECTION VII. EXERCISE PRICE; ANTI-DILUTION PROVISIONS.

     A. Exercise Price. The shares of Warrant Stock shall be purchasable upon the exercise of this Warrant, at a price of $2.50 per share. The Company may, in its sole discretion, reduce the Exercise Price applicable to the exercise of this Warrant upon notice to the Warrant holder. As used herein, "Exercise Price" shall be deemed to include any such reduction.

     If the Company shall at any time issue Common Stock by way of dividend or other distribution on any stock of the Company or effect a stock split or reverse stock split of the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining stockholders entitled to receive such dividend or other distribution or such stock split) or increased in the case of such reverse stock split (on the date that such reverse stock split shall become effective), by multiplying the Exercise Price in effect immediately prior to the stock dividend or other distribution, stock split or reverse stock split by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such stock dividend or other distribution, stock split or reverse stock split, and the denominator of which is the number of shares of Common Stock outstanding immediately after such stock dividend or other distribution, stock split or reverse stock split.

     B. No Impairment. The Company (a) will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     C. Number of Shares Adjusted. Upon any adjustment of the Exercise Price pursuant to this Warrant, the Warrant holder shall thereafter (until another such adjustment) be entitled to purchase upon the exercise of this Warrant, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Warrant Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

SECTION VIII. RECLASSIFICATION, REORGANIZATION OR MERGER.

     In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value or as a result of an issuance of Common Stock by way of dividend or other distribution or of a stock split or reverse stock split) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Warrant holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property the Warrant holder would have been entitled to receive if the Warrant holder had exercised this Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments  provided for in this  Warrant.  The  foregoing  provisions  of this
Section  shall   similarly  apply  to  successive   reclassifications,   capital
reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales and conveyances.

SECTION IX. REGISTRATION RIGHTS.

     The Warrant holder shall have the registration rights with respect to the resale of the Warrant Stock as set forth in Section D of the Subscription Agreement by and between the Company and the Warrant holder of even date herewith. The registration rights with respect to the transfer of the Warrant stock shall transfer to any transferee should the Warrant be transferred.

SECTION X. NOTICES TO WARRANT HOLDERS.

     So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or
(b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the assets of the Company to another corporation, or the voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrant holder, at least ten days prior to the date specified in (i) or (ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

SECTION XI. NOTICES.

     Any notice pursuant to this Warrant by the Company or by the Warrant holder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 225 Belleville Avenue, Bloomfield, New Jersey 07003, Attention: Chief Executive Officer and (b) if to the Warrant holder to the Warrant holder at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

SECTION XII. SUCCESSORS.

     All the covenants and provisions of this Warrant by or for the benefit of the Company or the Warrant holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION XIII. APPLICABLE LAW.

     This Warrant shall be deemed to be a contract made under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware and for all purposes shall be construed in accordance with the internal laws of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION XIV. BENEFITS OF THIS WARRANT.

     Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant holder.


     IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this  Warrant
Certificate or caused this Warrant Certificate to be duly executed as of the day and year first above written.


ALFACELL CORPORATION


By: __________________________________
Name: Kuslima Shogen
Title:  Chief Executive Officer


Warrant holder


By: __________________________________

Name: ________________________________

Address:

______________________________________

______________________________________

______________________________________


______________________________________
Social Security or
Taxpayer Identification Number

                                  PURCHASE FORM


     The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of _____________ shares of Common Stock, par value $.001 per share, of Alfacell Corporation, and hereby makes payment of $______________ in payment of the actual exercise price thereof.


Name: _______________________________________________________________
                  (Please type or print in block letters)

Address:_____________________________________________________________
                (Address for delivery of Stock Certificate)

Social Security or
Taxpayer Identification Number:______________________________________


Signature:___________________________________________________________

                                 ASSIGNMENT FORM


FOR VALUED RECEIVED, _____________________________ hereby sells, assigns and transfers unto__________________________________________________________________
                        (Please type or print in block letters)

Address ________________________________________________________________________
the right to purchase Common Stock, par value $.001 per share, of Alfacell Corporation, represented by this Warrant Certificate to the extent of ______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________, to transfer the same on the books of the Company with full power of substitution in the premises.

_______________________________
        Signature

Dated:_________________ , 199_


                                Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEED:


_______________________________